EXHIBIT 99.1

 Government  Utilities  Oil AND Gas  Rail  Chemical  Distribution     Investor Presentation June 2018    OTCQB: DUOT

 Safe Harbor Statement  This presentation, as well as other written or oral statements made from time to time, includes “forward-looking statements,” within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the “Exchange Act.” Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “project,” “estimate” and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements. All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other known as well as unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.Any reference to financial projections in this presentation, if any, are for illustrative purposes only and are based upon certain hypothetical assumptions, which we believe are reasonable as of the date of this Presentation. The selection of assumptions requires the exercise of judgment and is subject to uncertainty due to the effect that economic or other changes may have on future events. The assumptions used for the projections in this Presentation, if any, are those we believe to be most significant to the projections.   OTCQB: DUOT

   Who We Are      Headquartered in Jacksonville, FLStaff of 39 and projected to grow to >50 by the end of 2018Design, develop and implement advanced intelligent technologiesIntelligent Sensor and Data AnalyticsAbility to provide valuable information from virtually any sensor or data input Enterprise Information Management (EIM)Translate that information from data analytics into actionable insights, creating:Turnkey Engineered SolutionsIndustry-agnostic with current focus on:rail transportationretail distribution centerscritical infrastructure securitylaw enforcement9 patents granted and 2 patents pending  3

                 Government  Utilities  Oil and Gas  Rail  Chemical  Distribution   4    Our Target Markets  Select Customers  Total Addressable Market is Global and the North American Markets We Serve Exceed $100B Alone  OTCQB: DUOT

       Our Technologies, Products and Applications  rip®  vue®

 Core Software Platforms    Modular Common Operating Framework Multi-layered user interface Unified presentation layer allows for easier decision making processes  Intelligent Data Analytics Modules  OTCQB: DUOT  Distributed as licensed software suitesNatively embedded within engineered turnkey systems   (Front End)  (Back End)  Includes various applications of: Artificial Intelligence Machine Learning Video Analytics

   What Happens At Border CrossingsFreight trains entering the US from Mexico pass Rail Inspection Portals at low speeds Rail cars are then inspected remotely by US Customs and Border Protection (“CBP”)rip® Main ObjectivesDetection of illegal ridersUnder carriage inspection for anomaliesMonitoring for Open Doors and Open/Missing Hatches  7  rip® Railcar Inspection Portal Border Security (first generation)  STATUS: COMPLETED  Border Crossing DEPLOYMENTS Security Inspections   *1 Eagle Pass, TX currently out of order due to derailment  Calexico, CA Nogales, AZ  El Paso, TX Eagle Pass, TX *1  Saltillo, MX  San Luis Potosi, MX    Step-by-Step System Summary    Live imagery is simultaneously viewed by:1. CBP officers in the field2. The National Rail Targeting Unit (“NRTU”) in the U.S. and in Mexico    Each rail car is inspected virtually at the portal using proprietary local database    All images are stored on local database and simultaneously uploaded to duostech’s cloud    Databases are continuously synchronized     Open doors, missing hatches tagged via Automatic Equipment Identification (AEI) tag correlation    Changes and suspicious detections are flagged and tagged on centraco® ‘s CBP user interface    Comprehensive reporting via e-mail and live displays     Individual car tracking throughout rail system

       Open Door Detection  Linear Panorama View Stitches and synchronizes 360 ͦ views of imagesVisuals from the top, bottom and sides of each rail car passing through the inspection portal The panoramic view allows inspectors to detect:  Illegal RiderDetection  Open DoorsIdentifies open doors. Identifies location within train. Automatically sends alarm to operators. Open and Missing HatchesIdentifies missing top hatches. Identifies location within train. Automatically sends alarm to operators.Illegal RidersDetects hiding individuals. Identifies location within train. Automatically transmits alarms to operators  8          rip® Rail Inspection PortalBorder Security (first generation)    Open or Missing Hatch Detection      Detection at speeds of up to 120 MPH

   Problem and OpportunityMechanical inspection of all rail cars and locomotives is mandatory as they leave the yard.1  Industry ObjectiveReplace/ significantly reduce current in-yard physical inspection practice with an automated process, conducted prior to train entering a yard.  MECHANICAL FIELD INSPECTIONSCostlyInconsistentIncreases Dwell Time     MECHANICAL FIELD INSPECTIONS ARE:CostlyInconsistentLong Dwell Time   9    1.56M Freight Cars     26,500 Locomotives    500+ Freight Rail Yards      The Number of Required Daily Inspections is Enormous  Source: US Federal Railroad Administration   rip® Railcar Inspection PortalMechanical Inspection (second generation)  Current Practices      Every time a train enters each yard, car inspectors must:conduct visual, physical inspection of mechanical components “walking” on both sides of each car    Process is inefficient and ineffectivedepending on factors such as weather and the availability, motivation and capability of inspectors     Time consuming processdwell time 3-4 hrs.+ per train while train is immobilized in an inspection yard  1. Source: US Federal Railroad Administration (FRA) Regulation

 The Future of RailcarMechanical Inspections  Remote, four-sided (360°), automated mechanical inspection while traveling at speeds of up to 120 MPH before train enters a yard.  Yard 1  Yard 2          Remote Rail Inspection Portal  360⸰ Inspection  rip®  OTCQB: DUOT  rip® Railcar Inspection PortalMechanical Inspection (second generation)  Benefits:      Reduction of field labor    Substantial reduction of dwell time per train    Increased safety, accuracy and efficiencies    Increase in average system velocity    Prevent derailments (see ROI Study)    Substantial savings and positive impact on rail operator’s bottom line  Recent Developments:  Duos currently has 2 prototypes in operation  Recently received order From Canadian National for 4 Complete Systems to be Installed in Canada.   Value between $5M and $10M

   $60B North American Rail Market  "Major freight railroads plan to spend an estimated $29B to build, maintain and grow the rail network." Source: aar.org 2015 Outlook"Big Data will continue to help railroads make intelligent decisions about the rail network and maintain a system of cargo delivery second to none." Source: AAR State of the Industry 2016 Full Report  NORTH AMERICAN RAIL MARKET DATA      60B Freight Rail Network    1.56M Freight Cars     26,500 Locomotives    140,000 Miles of Class 1 Track     500+ Freight Rail Yards   21 Regional Railroads 510 Local Railroads    $  Source: US Federal Railroad Administration   Source: Association of American Railroads      11  Source: Association of American Railroads “Total Annual Spending 2013 Data”  While inspections are mandated by the FRA, the market for automated solutions is virtually unpenetrated

 $53B Enterprise Information Management (EIM) Market  “The global enterprise information management market is expected to grow at a CAGR of 19.5% through 2020.”Source: Research and Markets "Global Enterprise Information Management Market 2016-2020  $2B Video Analytics Market  "Analysts forecast the global video analytics market to grow at a CAGR of 33.2% over the period 2014-2019."Source: Technavio, 2015  2012-2016 EIM Growth Driven by Big Data(in Billions of dollars)  Rising security and safety issues drive video analytics market growth  Additional Market Opportunities    EIM optimizes use of information within organizations for decision-making processes and operations that require the availability of knowledge.  12

 Under Development Rail Technologies   The Future of All Rail TechnologiesUsing algorithms to build analytical modelsHelping computers “learn” from data through deep learning and neural network modeling   Track intrusion detection for transit passenger rail platformsIndependent Zone operation – Train detection and Passenger Alert zonesOperator customizationTriggering alarms – programmable thresholdsMask-able areasTrain detection with dynamic masking updateAutomated pantograph inspectionHigh speed thermal vehicle undercarriage examiner (Thermal vue®)Beta Testing CompletedIdentification of “hotspots” on locomotives and railcars  OTCQB: DUOT  Images collected from the Rail Inspection Portal are applied to custom requirements for automated mechanical, FRA safety and security criteria.

     The Future of Duos Technologies  NEURAL NETWORKING

 centraco® Neural Networking Applications  New Product ApplicationsThe combination of neural network modeling with centraco® EIM capabilities will enable processing complex analytics and pattern recognition processes, ultimately creating new business opportunities down the road  Product   Price Range  Intelligent Correctional Facilities System AutomationRecently completed implementation of South Florida correctional facilityPlanning to build dedicated business and technical implementation unit  $500K-$4.0M/unit  Automated Logistics Information System (ALIS)Completing distribution center system production system for national retail chainPlanning to build dedicated business and technical implementation unit for retail sector  $200K-$300K/unit  Mobile Trailer Inspection Portal ApplicationsRecently awarded an inspection portal application for FEMA  $300K-$500K/unit  OTCQB: DUOT

   Financial Overview

 Income Statement  (in ‘000s)      Q1 2018 (Unaudited)  Q1 2017  Revenue      $1,148  $1,036   Cost of Sales       671   631  Gross Margin       477   404   % of Revenue       42%   39%   Operating Expenses      1,216   1,260  Income (Loss) from Operations       (737)   (856)   Other Income (Expense)       (4)   (1,439)  Net Income (Loss)       ($743)  ($2,301)  EPS (LPS) (0.04) (1.21)  OTCQB: DUOT  Financial Review (2017 – 2018)  Transition year for technology and industry focus   Prelude to projected revenue growth  Strong start to 2018 with key wins in target markets  2018 Guidance  Total revenue to be at least $9.3 million  146% increase compared to $3.9 million in 2017

 Balance Sheet Data      (in ‘000s)    Current Assets  $2,277  Current Liabilities  2,540  Current Cash (June 5)   1,925  Near Term Liabilities  934  Estimated cash receipts in next 30 Days*  $2,307  * Based on current billings and anticipated receipts  OTCQB: DUOT  Based on Mar 31 10Q(Unaudited)

 2018 Backlog  Application      Client  Contract Size $  Automated Logistics Information System      Large Retailer  $2.8M             Rail Inspection Portals      Canadian National  $6.4M               Intelligent Branch Security      Regional Bank  $0.5M             Rail Inspection Portal (Recurring Revenue)      Freight Railroad  $1.1M            Trailer Manufacturing Inspection Portal      FEMA  $0.5M  Estimated Total Backlog        $11.3M  OTCQB: DUOT

 Investment Highlights  Significant, global market opportunitiesCombined North American markets exceed $100B$60B North American rail industry$53B Enterprise Information Management (EIM) Market$2B Video Analytics MarketStrong rail industry tailwindsIndustry moving toward automation and optimization to reduce costs, increase safety and improve efficiencySuperior, proprietary technologySpent majority of 2017 on developing in-house technologies to enable exponential scaling in 2018Growing, tier one customer baseMultiple, multi-million dollar deployments announced in the first half of 2018 aloneImproving financial positionFortified balance sheet with no current need to raise capital2018 revenue guidance of at least $9.3 million, representing a 146% increase compared to 2017  OTCQB: DUOT

     Appendices

 Experienced Leadership Team  Adrian GoldfarbEVP, Chief Financial Officer, DirectorMr. Goldfarb is a thirty-five year industry veteran including more than 30 years in information technology beginning at IBM. For most of the last twenty years, Mr. Goldfarb has specialized in new venture and early stage organizations where he has assumed roles of increasing responsibility and leadership including CFO, President, and Board Member. Mr. Goldfarb currently serves as our CFO and member of the Board. He also oversees the Company’s IT Asset Management business unit. He holds a Bachelors of Arts in Business Administration with a concentration in Finance.  David PonevacSVP, Chief Technology Officer | Operating SubsidiaryMr. Ponevac has over fourteen years of software engineering experience concentrating on web and mobile environments; considerable expertise in Objective-C, Java, C#, PHP and many other scripting languages. Previously, David was CTO of Luceon and worked with a range of domestic and international public and private sector clients. He holds a Bachelors of Science in Electrical Engineering and a Masters in Computer Science.   Wm. Scott CarnsVP, Operations | Operating SubsidiaryMr. Carns is responsible for all aspects of Operations and Engineering within the Intelligent Technologies Division. He has extensive experience in the information technology industry with an emphasis on intelligent video analytics and centralized command and control applications. Prior to joining Duos, Mr. Carns worked as the Information Technologies Coordinator for Environmental Capital Holdings, Inc. and was President of Software Solutions Group, Inc. He also served in the US Army and attended Kansas State University.   Gianni ArcainiChairman, President, CEO Mr. Arcaini’s thirty-five year executive career began in Europe, leading a range of companies, spanning multiple industries. After immigrating to the United States, Mr. Arcaini, together with a group of investors, formed Environmental Capital Holdings, Inc. (“ECH”), a company focusing on the transfer of technologies from Europe to the U.S. ECH later acquired Duos Engineering B.V. which was later rebranded as Duos Technologies (USA), Inc., the predecessor company of Duos. In 2002, Duos Technologies (USA) spun off from ECH and under the leadership of Mr. Arcaini expanded into a broad-based technology company with a special focus on developing technologies for the homeland security industry. Mr. Arcaini is the inventor or co-inventor of all current technologies offered by Duos and is signatory to 14 granted patents or patents pending. He graduated from the State Business School in Frankfurt, Germany and is fluent in five languages.  Connie WeeksEVP, Chief Accounting OfficerMs. Weeks has over twenty-five years of accounting experience and is responsible for all aspects of financial reporting, internal controls, and cash management. She has been a key member of the Duos team for over twenty years.  Noel HeiksPresident, Chief Operating Officer | Operating SubsidiaryMs. Heiks is a technology entrepreneur and a C-Level executive with a career spanning over twenty years in both operational and business development roles. Her science, technology and engineering backgrounds are a valuable combination to effectively lead our business development, engineering and operations teams. Ms. Heiks has a strong track record of translating complicated technology concepts to client solutions while remaining focused on technology commercialization. She has worked within multiple industry sectors including defense, government, and commercial organizations and is proficient in driving business growth through direct customer relations with large organizations. Ms. Heiks has successfully completed several M&A transactions. She has bought and sold patent portfolios and has been involved in fund-raising, selling companies, and licensing technologies. Her mission is to drive disruptive technologies from theoretical research into practical applications for large, international markets. She has a Bachelors degree in Physics, a Masters in Electrical Engineering, and a thesis in Computer Vision; all from Virginia Tech.   OTCQB: DUOT

 Experienced Leadership Team  Adrian GoldfarbEVP, Chief Financial Officer, DirectorMr. Goldfarb is a thirty-five-year industry veteran including more than 30 years in information technology beginning at IBM. For most of the last twenty years, Mr. Goldfarb has specialized in new venture and early stage organizations where he has assumed roles of increasing responsibility and leadership including CFO, President, and Board member. Mr. Goldfarb currently serves as our CFO and member of the Board. He also oversees the Company’s IT Asset Management business unit. He holds a Bachelors of Arts in Business Administration with a concentration in Finance.  David PonevacSVP, Chief Technology Officer | Operating SubsidiaryMr. Ponevac has over fourteen years of software engineering experience concentrating on web and mobile environments; considerable expertise in Objective-C, Java, C#, PHP and many other scripting languages. Previously, David was CTO of Luceon and worked with a range of domestic and international public and private sector clients. He holds a Bachelors of Science in Electrical Engineering and a Masters in Computer Science.   Wm. Scott CarnsVP, Operations | Operating SubsidiaryMr. Carns is responsible for all aspects of Operations and Engineering within the Intelligent Technologies Division. He has extensive experience in the information technology industry with an emphasis on intelligent video analytics and centralized command and control applications. Prior to joining Duos, Mr. Carns worked as the Information Technologies Coordinator for Environmental Capital Holdings, Inc. and was President of Software Solutions Group, Inc. He also served in the US Army and attended Kansas State University.   Gianni ArcainiChairman, President, CEO Mr. Arcaini’s thirty-five year executive career began in Europe, leading a range of companies, spanning multiple industries. After immigrating to the United States, Mr. Arcaini, together with a group of investors, formed Environmental Capital Holdings, Inc. (“ECH”), a company focusing on the transfer of technologies from Europe to the U.S. ECH later acquired Duos Engineering B.V. which was later rebranded as Duos Technologies (USA), Inc., the predecessor company of Duos. In 2002, Duos Technologies (USA) spun off from ECH and under the leadership of Mr. Arcaini expanded into a broad-based technology company with a special focus on developing technologies for the homeland security industry. Mr. Arcaini is the inventor or co-inventor of all current technologies offered by Duos and is signatory to 14 granted patents or patents pending. He graduated from the State Business School in Frankfurt, Germany and is fluent in five languages.  Connie WeeksEVP, Chief Accounting OfficerMs. Weeks has over twenty-five years of accounting experience and is responsible for all aspects of financial reporting, internal controls, and cash management. She has been a key member of the Duos team for over twenty years.  Noel HeiksPresident, Chief Operating Officer | Operating SubsidiaryMs. Heiks is a technology entrepreneur and a C-Level executive with a career spanning over twenty years in both operational and business development roles. Her science, technology and engineering background are a valuable combination to effectively lead our business development, engineering and operations teams. Ms. Heiks has a strong track record of translating complicated technology concepts to client solutions while remaining focused on technology commercialization. She has worked within multiple industry sectors including defense, government, and commercial organizations and is proficient in driving business growth through direct customer relations with large organizations. Ms. Heiks has successfully completed several M&A transactions. She has bought and sold patent portfolios and has been involved in fund-raising, selling companies, and licensing technologies. Her mission is to drive disruptive technologies from theoretical research into practical applications for large, international markets. She has a Bachelor’s degree in Physics, a Masters in Electrical Engineering, and a thesis in Computer Vision all from Virginia Tech.   OTCQB: DUOT

 Experienced Leadership Team  Adrian GoldfarbEVP, Chief Financial Officer, DirectorMr. Goldfarb is a thirty-five-year industry veteran including more than 30 years in information technology beginning at IBM. For most of the last twenty years, Mr. Goldfarb has specialized in new venture and early stage organizations where he has assumed roles of increasing responsibility and leadership including CFO, President, and Board member. Mr. Goldfarb currently serves as our CFO and member of the Board. He also oversees the Company’s IT Asset Management business unit. He holds a Bachelors of Arts in Business Administration with a concentration in Finance.  David PonevacSVP, Chief Technology Officer | Operating SubsidiaryMr. Ponevac has over fourteen years of software engineering experience concentrating on web and mobile environments; considerable expertise in Objective-C, Java, C#, PHP and many other scripting languages. Previously, David was CTO of Luceon and worked with a range of domestic and international public and private sector clients. He holds a Bachelors of Science in Electrical Engineering and a Masters in Computer Science.   Wm. Scott CarnsVP, Operations | Operating SubsidiaryMr. Carns is responsible for all aspects of Operations and Engineering within the Intelligent Technologies Division. He has extensive experience in the information technology industry with an emphasis on intelligent video analytics and centralized command and control applications. Prior to joining Duos, Mr. Carns worked as the Information Technologies Coordinator for Environmental Capital Holdings, Inc. and was President of Software Solutions Group, Inc. He also served in the US Army and attended Kansas State University.   Gianni ArcainiChairman, President, CEO Mr. Arcaini’s thirty-five year executive career began in Europe, leading a range of companies, spanning multiple industries. After immigrating to the United States, Mr. Arcaini, together with a group of investors, formed Environmental Capital Holdings, Inc. (“ECH”), a company focusing on the transfer of technologies from Europe to the U.S. ECH later acquired Duos Engineering B.V. which was later rebranded as Duos Technologies (USA), Inc., the predecessor company of Duos. In 2002, Duos Technologies (USA) spun off from ECH and under the leadership of Mr. Arcaini expanded into a broad-based technology company with a special focus on developing technologies for the homeland security industry. Mr. Arcaini is the inventor or co-inventor of all current technologies offered by Duos and is signatory to 14 granted patents or patents pending. He graduated from the State Business School in Frankfurt, Germany and is fluent in five languages.  Connie WeeksEVP, Chief Accounting OfficerMs. Weeks has over twenty-five years of accounting experience and is responsible for all aspects of financial reporting, internal controls, and cash management. She has been a key member of the Duos team for over twenty years.  Noel HeiksPresident, Chief Operating Officer | Operating SubsidiaryMs. Heiks’ is a technology entrepreneur and a C-Level executive with a career spanning over twenty years in both operational and business development roles. Her science, technology and engineering background are a valuable combination to effectively lead our business development, engineering and operations teams. Ms. Heiks has a strong track record of translating complicated technology concepts to client solutions while remaining focused on technology commercialization. She has worked within multiple industry sectors including defense, government, and commercial organizations and is proficient in driving business growth through direct customer relations with large organizations. Ms. Heiks has successfully completed several M&A transactions. She has bought and sold patent portfolios and has been involved in fund-raising, selling companies, and licensing technologies. Her mission is to drive disruptive technologies from theoretical research into practical applications for large, international markets. She has a Bachelor’s degree in Physics, a Masters in Electrical Engineering, and a thesis in Computer Vision all from Virginia Tech.   OTCQB: DUOT
 rip® Examples of 360° Remote Detections  Body  Bogey Separated from Bearing Adapter  Illegal Riders  Damaged AEI Tag  Damaged Ladder  Oil Leak  Misaligned Bolster Spring  Open Hopper Bottom Hatch  Shaved Axel From Break Rod  Spring Out of Seated Position  Open Cargo Door  Open Hatch  OTCQB: DUOT  These detections are the result of a combined automated (algorithmic) process and the manual verification by our remote inspection team.The manual process will be reduced and eventually significantly reduced as more algorithms are developed.

 Intelligent Interface  second generation   rip®   Speed of This Train = 61.3 km/h  Algorithmic and Operator Detections    Linear Speed Sensor – Accuracy to 0.02 mphImage Capture with Machine Vision – 2px by 2048 pxLine Scans are stitched to a panoramic viewAutomated and inspector detections are flagged in redSynchronized display Inspection Mode with Ultra HD Zoom    OTCQB: DUOT

 Inspection Mode    rip®   Enter Inspection Mode      Click to Define Area and to Navigate to an Ultra High Definition Image Detail  Annotate or select from FRA Library  OTCQB: DUOT  second generation

      as of 03/31/2018     Common Stock  20,709,478  Warrants*1  25,216,336  Series B Convertible Preferred   5,660,000*2  Capital Structure  *1) Weighted Average Exercise Price : $0.70*2) Equivalent Common Shares as converted  OTCQB: DUOT

   OTCQB: DUOT  Contact Us  Duos Technologies CorporateTracie HutchinsDuos Technology Group, Inc.904-652-1601tlh@duostech.com  Investor RelationsMatt Glover or Tom ColtonLiolios949-574-3860DUOT@liolios.com   27